March 2009

Forward-Looking Statements
 The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. The Company makes forward-looking statements in this document that represent the Company’s beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management’s beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this document, the words “anticipate,” “estimate,” “believe,” “plan,” “intend,” “may,” “will” and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the “Risk
 Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as filed with the
 Securities and Exchange Commission on March 2, 2009. In light of these risks, uncertainties and assumptions, the forward-
 looking events discussed may not occur. In addition, our actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, we do not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its periodic filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this document are qualified by these cautionary statements.
 In addition, some of the market and industry data and forecasts included in this Investor Presentation are based upon independent industry sources. Although we believe that these independent sources are reliable we have not independently verified the accuracy and completeness of this information.
 Insituform®, the Insituform® logo, Insituform Blue®, and our other trademarks referenced herein are the registered and unregistered trademarks of Insituform Technologies, Inc. and its affiliates.

Management Presenters
David A. Martin
Vice President and Chief Financial Officer
J. Joseph Burgess
President and Chief Executive Officer
▪ Over 20 years of experience in sewer, water, and infrastructure related industries
▪ Formerly Chief Executive Officer of Veolia Water North America
▪ Over 20 years of experience in heavy infrastructure serving municipal/governmental clients
▪ Over 15 years of experience managing infrastructure services for energy and petrochemical clients
▪ Significant experience identifying and integrating businesses
▪ Approximately 16 years of industry experience
▪ Chief Financial Officer since 2006
▪ Formerly Corporate Controller and Financial Director of European operations at Insituform
▪ Formerly Senior Accountant at BDO Seidman, LLP

▪ Insituform is a global company providing trenchless
 pipeline rehabilitation services to the municipal sewer,
 water, energy and mining infrastructure markets
▪ LTM 12/31/08 Revenue of $537 million
▪ LTM 12/31/08 EBITDA of $53 million
▪ Three complementary businesses:
 – Sewer Rehabilitation: Provides trenchless solutions
 for the rehabilitation and repair of sewer infrastructure
 – Water Rehabilitation: Provides trenchless solutions
 for the rehabilitation of pipelines that transmit and
 distribute potable water
 – Energy and Mining: Provides internal lining systems
 that protect oil, gas, mineral and chemical pipelines
 against corrosion and abrasion
Our Business

Our Vision
Growth Strategy
Sewer Rehabilitation
Revenue: $463mm
EBITDA: $42mm
Margin: 9.2%
Water Rehabilitation
Revenue: $13mm
EBITDA: ($2mm)
Margin: NM
 Energy & Mining
Revenue: $61mm
EBITDA: $12mm
Margin: 20.4%
Current Business (LTM 12/31/08)
▪ Sewer Rehabilitation:
 – Optimize vertical integration/product enhancement
 capability
 – Realign sales force - focus on key
 accounts/negotiated work
 – Project manage on broader scopes
 – Target profitable new geographies (India, China)
▪ Water Rehabilitation:
 – Enhanced robotics capability across all pipe
 materials/diameters
 – Leverage leadership position within sewer
 rehabilitation with key accounts
 – Improve cost-competitiveness of product offering
 vs. dig-and-replace
▪ Energy and Mining:
 – Broaden service platform
 – Diversify exposure to new and rehab markets
 – Expand off-shore capability
 – Target key international markets
(1) Insituform management estimates.
 Revenue
 EBITDA
 11%
 23%
 3%
 (3%)
 86%
 80%
  % of Total
 North
 America
  Addressable Market Size(1)
 Global
 $300mm
 ~$1.0bn
 $1.3bn
 $4.7bn
 $3.4bn
 $12.3bn

Recent Developments
▪ On February 20, 2009, we acquired The Bayou
 Companies, L.L.C. (“Bayou”)
▪ On February 2, 2009, we announced the execution of
 a definitive agreement for the acquisition of Corrpro
 Companies, Inc. (“Corrpro”), which we expect to close
 on March 31, 2009
▪ These acquisitions will:
 ✓ Create a product and service platform breadth
 unmatched by peers
 ✓ Provide us with a premier cathodic protection
 platform
 ✓ Expand our water rehabilitation capabilities
 ✓ Significantly expand our off-shore capabilities
 ✓ Diversify our exposure across the industry
 ✓ Leverage our existing international footprint
 ✓ Greatly increase scale - increasing total revenue
 by 60%
▪ These acquisitions are:
 ✓ Accretive to earnings
 ✓ Accretive to margins
 ✓ Accretive to returns
 ✓ Transformative at a reasonable price
Sewer Rehabilitation
Revenue: $463mm
EBITDA: $42mm
Margin: 9.2%
Water Rehabilitation
Revenue: $13mm
EBITDA: ($2mm)
Margin: NM
 Energy & Mining
Revenue: $382mm
EBITDA: $55mm
Margin: 14.3%
Pro Forma Business (LTM 12/31/08)
 North
 America
  Addressable Market Size(1)
 Global
 ~$1.4 bn
 ~$8.0bn
 $1.3bn
 $4.7bn
 $3.4bn
 $12.3bn
(1) Insituform management estimates.
Leveraging our current expertise in markets that we currently underserve
 Energy & Mining
 (Pre-Acquisitions)
Revenue: $61mm
EBITDA: $12mm
Margin: 20.4%
 Revenue
 EBITDA
 44%
 58%
 2%
 (2%)
 54%
 44%
  % of Total

Off-Shore
On-Shore
Acquisitions of Bayou and Corrpro would quickly and substantially broaden
 Insituform’s energy and mining capabilities
Pro Forma Energy & Mining Execution and
Technology Platform

▪ Transitioning our industrial pipeline services group from a single product (Tite Liner®) to a broad service and technology platform
▪ Increasing our addressable market by over $1.0bn domestically and by approximately $7.0bn globally
▪ Transactions increase LTM 12/31/08 Revenue by 60%; LTM 12/31/08 EBITDA by 80%; Year 1 accretive
▪ Future synergies include:
 - Reduced combined operating expense
 - IPS product lines in INSU international distribution channels
 - Corrpro product lines to INSU municipal channels
▪ Services provided at point of manufacture with key accounts
Acquisition Rationale

Revenue
$ Million
% Growth
$ Million
% Margin
EBITDA
Backlog (1)
$ Million
(1) Represents backlog figures for The Bayou Companies, L.L.C. (“TBC”).
Products and Services
 ▪ A third generation family owned provider of products
 and services to onshore and offshore oil and gas
 industry
 ▪ Strong strategic partnerships with ILVA SA., Welspun
 Gujarat Stahl Rohren Ltd.and Stupp Brothers, Inc.
 ▪ Long-term relationships with A-grade client list
 ▪ Premier pipeline coating, insulation and prefabrication
 facility on the Gulf Coast (New Iberia)
 ▪ 225 acres of storage space at Port of Iberia, LA facilities accommodate large, challenging projects
 ▪ Railcar shipping capacity provides unique opportunities
 to effectively receive and ship pipe domestically
 ▪ Fusion bonded epoxy external pipe coating
 ▪ Internal diameter flow efficiency coating
 ▪ Concrete weight coating
 ▪ Double- and multi-joint fabrication
 ▪ Pipe bending
 ▪ Anode installation
 ▪ Pipe bending, storage, handling, coatings and logistics
 ▪ Project management planning and support
 ▪ Double- and multi-joint fabrication, surplus pipe & pipe
 corrosion material sales and anode installation
Overview
Overview of Bayou

Revenue (1)
$ Million
% Growth
$ Million
% Margin
EBITDA (1)
Record High
$ Million
Products and Services
 ▪ Premier provider of infrastructure maintenance services
 in North America
 ▪ Primarily serves attractive energy and water
 infrastructure end markets
 ▪ Premier provider of corrosion protection services in
 North America serving the market for over 24 years
 ▪ Broad customer base
 – No single customer represents greater than 5% of
 total sales
 ▪ 35 facilities across the U.S., Canada and the U.K.
 ▪ Recent wins include:
 – Exxon Mobil
 • $900k 2009 annual maintenance agreement
 TVA Watts Barr Nuclear Plant
 • $103k Engineering Assessment and ECDA
 – TransCanada
 • $6.0mm Canadian Corrosion Remedial Contract
 • $1.125mm Boundary Lake Well Casing Cathodic
 Protection project
 ▪ Engineering Services
 ▪ Product and Material Sales
 ▪ Construction and Installation
 ▪ Inspection, Monitoring and Maintenance
 ▪ Coatings Services
Overview
(1) March 31 fiscal year end.
Overview of Corrpro

Energy and Mining Peer Valuation Analysis
EV/LTM 12/31/08 EBITDA
Source: FactSet as of January 30, 2009.
(1) Composite average includes ShawCor, Dril-Quip, Robbins & Myers, Team Inc., Ameron International, Natco Group and L.B. Foster.

44%
58%
(1) Pro Forma for the acquisitions of Corrpro and Bayou.
LTM 12/31/08
Sewer
Rehabilitation
Energy &
Mining
Water
3%
11%
86%
Pro Forma(1) LTM 12/31/08
Water
2%
Total: $95 million
Margin: 11.1%
Sewer
Rehabilitation
Sewer
Rehabilitation
Energy &
Mining
23%
80%
Total: $53 million
Margin: 9.9%
Energy &
Mining
Sewer
Rehabilitation
44%
54%
Total: $537 million
Total: $858 million
Revenue
 ▪ The acquisitions of
 Bayou and Corrpro:
 – Diversify revenue
 across business
 lines
 – Significantly
 increase scale
 – Improve profitability
 – Decrease focus on
 municipal client base
 ▪ Synergies:
 – Reduces overhead
 cost
 – Broadens water
 market service
 profile
 – Enhances R&D and
 engineering
 capability
 – Exposes Bayou and
 Corrpro to INSU’s
 international
 footprint
Energy &
Mining
Pro Forma(1) LTM 12/31/08
Water
(2%)
LTM 12/31/08
Water
(3%)
EBITDA
Pro Forma Financials

Global Infrastructure Spend Forecast Breakdown by 2030
 ▪ Booz Allen Hamilton
 estimates that
 approximately $41
 trillion of worldwide
 infrastructure
 investment is
 required by 2030
Source: Booz Allen Hamilton, Global Infrastructure Partners, World Energy Outlook, Organisation for Economic Co-operation and Development (OECD).
Revenue
($ Trillion)
55% of Total Projected Spend
We are uniquely positioned to capitalize on the upcoming infrastructure spend
Sewer/Water Rehabilitation
Projected Infrastructure Spend

Water Rehabilitation Market Opportunity
We are leveraging our proprietary technologies and experience from the sewer and energy and mining sectors to capitalize on the attractive water rehabilitation market
North American Water Pipeline
Rehabilitation Market
Epoxy
1%
Dig-and-Replace
6%
9%
12%
67%
3%
2%
Pipe Bursting
Cement Mortar Lining
Directional Drilling
Sliplining
Modified Sliplining
Market Size ~$1.3 billion
▪ Water pipeline rehabilitation market size is
 estimated to be $1.3 billion in North America
 – Only 33% of the market is trenchless
 – Only 3% of the market is CIPP / modified
 sliplining
▪ Insituform is already winning and converting
 major contracts, demonstrating great potential
▪ We expect our water rehabilitation business to
 produce ~$150mm of annual revenue by 2012
Wins:
▪ New York City, New York
 – $4.25 million Insituform Blue® contract to
 rehabilitate a century-old water main
 beneath Madison Avenue
▪ Victoria, British Columbia
 – $4.4 million Insituform Blue® project to
 rehabilitate water lines using our
 InsituGuard™ technology

Our water rehabilitation business is estimated to become a $150 million business in 3 to 5 years
Areas of Focus
Commentary
Products
Pricing
 ▪ Focus on being cost-competitive versus "dig-and-replace" alternatives
   - Goal is to be at least 20% more affordable than "dig-and-replace"
   - "Dig-and-replace" price varies by region while trenchless pricing is consistent across geographies
Re-establishing taps
 ▪ Offer mechanical and adhesion seal capabilities
 ▪ Present a suite of HDPE and CIPP linings to maximize product acceptance globally
Operating Pressure
 ▪ Offer linings to cover the entire range of operating pressures within water systems
   -  Up to 130 psi operating pressure
Diameter
 ▪ Offer fully structural solutions for stand alone internal pressures for diameters ranging from
  6" - 48"
Closing the Gap - Water Rehabilitation

 ▪ We are focused on
 expanding globally,
 particularly in Asia
 (China and India)
 - India is expected
 to spend $7.5
 trillion on sewer
 and water
 infrastructure over
 the next 10 years
 - Our current
 backlog in India is
 greater than $60
 million
 ▪ Our LTM 12/31/08
 international revenue
 has increased 26%
 over the same period
 the previous year
Geographic Infrastructure Spend Breakdown by 2030(1)
(1) Booz Allen Hamilton, Global Infrastructure Partners, World Energy Outlook, Organisation for Economic Co-operation and Development (OECD).
U.S./Canada
16%
South America/
Latin America
18%
Africa
3%
Europe
22%
Asia/Oceania
39%
Middle East
2%
84% of infrastructure spending is predicted to come outside of the U.S. and Canada
Geographic Expansion

Technology Innovator
Premier Brand / Long
Standing Customer
Relationships
Experience with Complex
Regulatory Environment
Seasoned Management
Team / Skilled Workforce
Leader in Large and
Growing Markets
Our Business

Appendix

Revenue
EBITDA
$ Million
% Growth
$ Million
% Margin
(1)
Bayou
Corrpro
ROIC(2)
(1) Pro Forma for the acquisitions of Corrpro and Bayou.
(2) ROIC = (Tax-Effected Operating Income) / (Assets - Current Liabilities). Assumed tax rate of 29.5%.
Corrpro Standalone: 17.4%
Bayou Standalone: 24.9%
Historical Financial Performance

U.S. Pipeline Additions(1)
Global Onshore Pipeline Capex(3)
Miles
Expenditures
($ bn)
 ▪ While pipeline
 additions are predicted
 to decelerate,
 projected maintenance
 capex is expected to
 remain strong
 – Implies an
 increase in
 rehabilitation
 spending
(1) Source: EIA report: Additions to Capacity on the U.S. Natural Gas Pipeline Network: 2007. Report dated July 2008.
(2) Approved by U.S. regulatory authorities including the Federal Energy Regulatory Commission. Report dated July 2008.
(3) Source: Pipeline and Gas Journal’s 2008 Worldwide Pipeline Construction Report.

Over $70bn of

capex for

2009 - 2010

Over 5,600 miles
Approved(2) for

2009 - 2010

Corrosion Protection

17.6%	1.6%	24.2%	7.4%	7.7%	45.0%	20.1%	36.0%
2002-2008 CAGR:
The pending acquisitions of Corrpro and Bayou, coupled with our existing operational segment, avail the Company of a $1.4 billion North American annual market
($ mm)
Key
EPC = External Powder Coating
IPC = Internal Powder Coating
PENP = Polyethylene New Pipe
CPEP = Cathodic Prot. Existing Pipe
CPNP = Cathodic Protection-New Pipe
SCP = Spoolable Composite Piping
LFPE = Loose-Fit PE Liners
TFL = Tite-Fit Liners
2008
2002
Source: Insituform management projections.
Market Size
Corrosion-Resistant Technologies
Oil and Gas Pipelines - U.S. & Canada

▪ INSU operates on 6 continents allowing for
 significant cross-selling opportunities in the U.S.
 and around the world
▪ Diversity of product value chain precludes
 cannibalization of revenue stream
= Overlap
Top 10 Customers
Value Chain
Synergistic Value
Cross-Selling Opportunities

Source: Ducker Worldwide L.L.C., January 2009.
Cathodic Protection
5%
49%
46%
Liners/Spoolables
Protective Coating
$1.4 - $1.6 billion

Pro forma execution and technology platform is unrivaled by peers
PF
Energy & Mining
Energy and Mining Platform vs. Peers

Recent Innovations
Technology Innovator

Energy and Mining Products and Services

▪ Highly skilled global workforce
▪ Strong safety record
Seasoned Management Team / Skilled Workforce

▪ The following is a reconciliation of Insituform's income (loss) from continuing operations to EBITDA:
EBITDA Reconciliation